                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.2

ROYAL ROBBINS, INC.

TABLE OF CONTENTS

                                                                                               PAGE
INDEPENDENT AUDITORS' REPORT..................................................................     1

FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED MAY 31, 2003:

   Balance Sheet..............................................................................     2

   Statement of Income........................................................................     3

   Statement of Stockholders' Equity..........................................................     4

   Statement of Cash Flows....................................................................     5

   Notes to Financial Statements..............................................................  6-11

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of
  Royal Robbins, Inc.
Modesto, California

We have audited the accompanying balance sheet of Royal Robbins, Inc. (the "Company") as of May 31, 2003, and the related statements of income, stockholders' equity, and cash flows for the fiscal year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Royal Robbins, Inc. as of May 31, 2003, and the results of its operations and its cash flows for the fiscal year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 12 to the financial statements, the Company transferred its tactical clothing line, which comprised approximately 23% of the Company's sales to outside parties in fiscal 2003, to an affiliate, and on October 2, 2003, the Company's stockholders signed an agreement to sell their common stock in the Company.

/s/ DELOITTE & TOUCHE LLP

Fresno, California
October 23, 2003

ROYAL ROBBINS, INC.

BALANCE SHEET
MAY 31, 2003

ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                                                               $    502,503
  Accounts receivable, less allowance for doubtful accounts of $65,000                                       4,252,813
  Asset held for sale - tactical clothing line, foreign accounts receivable                                     79,527
  Receivable from affiliate                                                                                  1,506,488
  Receivable from stockholder                                                                                   13,924
  Inventory                                                                                                  1,880,399
  Prepaid expenses                                                                                             210,954
  Deferred income taxes                                                                                        165,257
                                                                                                          ------------
           Total current assets                                                                              8,611,865

PROPERTY AND EQUIPMENT, Net                                                                                    586,317
DEPOSITS                                                                                                        13,338
                                                                                                          ------------
TOTAL                                                                                                     $  9,211,520
                                                                                                          ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses                                                                      1,117,428
  Line of credit borrowings                                                                                  3,337,869
  Demand notes payable, stockholders' trust                                                                    600,000
  Current maturities of notes payable                                                                          345,814
  Current maturities of notes payable to stockholders' trust                                                   213,381
                                                                                                          ------------
           Total current liabilities                                                                         5,614,492

DEFERRED INCOME TAXES                                                                                            2,476

LONG-TERM DEBT:
Notes payable, less current maturities                                                                          18,241
Notes payable to stockholders' trusts, less current maturities                                                 692,103
                                                                                                          ------------
           Total long-term debt                                                                                710,344

COMMITMENTS

STOCKHOLDERS' EQUITY:
  Common stock, no par value; 1,068,760 shares authorized,
      900,000 shares issued and outstanding                                                                    133,871
  Retained earnings                                                                                          2,750,337
                                                                                                          ------------

           Total stockholders' equity                                                                        2,884,208
                                                                                                          ------------

TOTAL                                                                                                     $  9,211,520
                                                                                                          ============

See notes to financial statements.

ROYAL ROBBINS, INC.

STATEMENT OF INCOME
YEAR ENDED MAY 31, 2003

NET SALES                                                    $  20,839,628

COST OF SALES                                                   10,492,497
                                                             -------------

GROSS PROFIT                                                    10,347,131

ROYALTY INCOME                                                     316,697
                                                             -------------

GROSS PROFIT AND ROYALTY INCOME                                 10,663,828

OPERATING EXPENSES:
  Sales and marketing                                            5,066,315
  Production and design                                          1,046,592
  Warehouse and distribution                                       911,684
  General and administrative                                     2,298,815
                                                             -------------

           Total operating expenses                              9,323,406
                                                             -------------

INCOME FROM OPERATIONS                                           1,340,422

OTHER EXPENSE:
  Interest expense                                                 258,218
  Other expense, net                                                27,918
                                                             -------------

           Total other expense, net                                286,136
                                                             -------------

INCOME BEFORE INCOME TAXES                                       1,054,286

PROVISION FOR INCOME TAXES                                         406,382
                                                             -------------

NET INCOME                                                   $     647,904
                                                             =============

See notes to financial statements.

ROYAL ROBBINS, INC.

STATEMENT OF STOCKHOLDERS' EQUITY
YEAR ENDED MAY 31, 2003

                                                                COMMON STOCK
                                                         ------------------------
                                                         NUMBER OF                     RETAINED
                                                          SHARES        AMOUNT         EARNINGS         TOTAL
BALANCE, JUNE 1, 2002                                      900,000     $   83,871    $  2,102,433    $  2,186,304
  Net income                                                     -              -         647,904         647,904
  Capital contribution (Note 9)                                  -         50,000               -          50,000
                                                         ---------     ----------    ------------    ------------
BALANCE, MAY 31, 2003                                      900,000     $  133,871    $ 2,750,337     $  2,884,208
                                                         =========     ==========    ============    ============

See notes to financial statements.
                                      -4-

ROYAL ROBBINS, INC.

STATEMENT OF CASH FLOWS
YEAR ENDED MAY 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                         $    647,904
  Adjustments to reconcile net income to net cash used in operating activities:
      Depreciation and amortization                                                       213,092
      Deferred income taxes                                                              (102,281)
      Corporate advisory services expense paid by stockholder                              50,000
      Changes in operating assets and liabilities:
        Accounts receivable                                                              (476,366)
        Receivable from affiliate                                                         (96,336)
        Receivable from stockholder                                                        (8,370)
        Inventory                                                                      (1,671,675)
        Prepaid expenses and deposits                                                     (24,134)
        Accounts payable and accrued expenses                                             517,876
        Income taxes payable                                                             (471,972)
                                                                                     ------------

           Net cash used in operating activities                                       (1,422,262)

CASH FLOWS FROM INVESTING ACTIVITIES -
  Purchase of property and equipment                                                     (272,878)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from line of credit borrowings                                           2,337,869
  Proceeds from related party borrowings                                                1,072,270
  Payment on related party borrowings                                                  (1,271,265)
  Proceeds from issuance of notes payable                                                 423,403
  Payments on notes payable                                                              (489,518)
                                                                                     ------------

           Net cash provided by financing activities                                    2,072,759
                                                                                     ------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                 377,619

CASH AND CASH EQUIVALENTS, Beginning of year                                              124,884
                                                                                     ------------

CASH AND CASH EQUIVALENTS, End of year                                               $    502,503
                                                                                     ============


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Interest paid                                                                      $    251,158
                                                                                     ============
  Income taxes paid                                                                  $  1,006,937
                                                                                     ============
  Transfer of inventory and fixed assets in exchange for receivable                  $  1,410,152
                                                                                     ============
  Receivable reclassified as asset held for sale                                     $     79,527
                                                                                     ============

See notes to financial statements.

ROYAL ROBBINS, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MAY 31, 2003

1.       DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

         DESCRIPTION - Royal Robbins Inc., a California corporation, (the "Company") is a wholesaler, designer and retailer of outdoor sportswear located in Modesto, California. The Company's principal market includes specialty retailers with single and multiple locations throughout the United States. The Company also sells its products through two Company owned retail stores and the internet. In fiscal 2003, wholesale and retail sales were approximately 91% and 9% of net sales, respectively.

         The Company transferred its tactical clothing line, which comprised approximately 23% of the Company's sales to outside parties in fiscal 2003, to an affiliate (see Note 12).

         On October 2, 2003, the Company's stockholders signed an agreement to sell their common stock in the Company (see Note 12).

         ROYALTY INCOME - The Company has entered into licensing agreements providing for the sale and distribution of products bearing the Royal Robbins trademark in various countries throughout the world. The Company provides design services and assists in production support to the licensees. The licensees in turn pay royalties to the Company based on the landed purchase cost of the licensed product. Each licensing agreement contains various renewal options.

         CASH EQUIVALENTS - The Company considers all highly liquid investments with original maturities of three months or less at the date of acquisition to be cash equivalents.

         REVENUES - Wholesale sales are recognized when products are shipped as all risk of loss transfers to the Company's customer upon shipment. Retail sales are recorded at the point of sale. Provisions for discounts, returns and other adjustments are provided for in the same period the related sales are recorded.

         ACCOUNTS RECEIVABLE - The Company provides credit, in the normal course of business, to its customers, performs ongoing credit evaluations and maintains allowances for estimated credit losses. The Company does not require collateral to secure its accounts receivable. Included in accounts receivable at May 31, 2003 is approximately $503,000 due from one customer.

         INVENTORY - Inventory is stated at the lower of cost or market. The cost of inventory is determined using the first-in, first-out ("FIFO"), method. Provision for potentially obsolete or slow-moving inventory is made based on management's analysis of inventory levels and future sales forecasts.

         PREPAID EXPENSES - Included in prepaid expenses is $55,000 paid to a web hosting service as prepaid commissions related to sales of the Company's products to be generated through such service through May 1, 2004.

         PROPERTY AND EQUIPMENT - Property and equipment are recorded at cost and stated net of related accumulated depreciation and amortization. Expenditures for major renewals and betterments are capitalized and normal repairs and maintenance are expensed as incurred.

         Depreciation of property and equipment and amortization of leasehold improvements is computed using the straight-line method over the estimated useful lives of the assets or the lease term, whichever is shorter. The estimated useful lives are generally 3 to 10 years.

         STOCK-BASED COMPENSATION - The Company accounts for stock-based awards to employees under its phantom stock plan using the intrinsic value method in accordance with APB No. 25, Accounting for Stock Issued to Employees, which requires compensation expense to be recognized over the vesting period. The Company accounts for stock-based awards to non-employees under its phantom stock plan in accordance with SFAS No. 123, Accounting for Stock-Based Compensation.

         ADVERTISING - Advertising costs are expensed as incurred. Advertising expense for fiscal 2003 totaled $991,504 and is presented in sales and marketing expense in the accompanying financial statements.

         SHIPPING AND HANDLING COSTS - Shipping and handling costs included in Cost of Sales and warehouse and distribution expenses are $794,713 and $482,064, respectively, for fiscal year 2003.

         INCOME TAXES - Income taxes include federal and state taxes based on income. The Company accounts for income taxes under the asset and liability method (see Note 8).

         COMPREHENSIVE INCOME - Comprehensive income equals net income for fiscal 2003.

         USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         RECENTLY ISSUED ACCOUNTING STANDARDS - In 2001, the Financial Accounting Standards Board issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 replaces SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of. SFAS No. 144 provides that impairment losses be recognized only if the carrying amount of the long-lived assets is not recoverable from undiscounted cash flows. Any impairment loss recognized would be the difference between the carrying value of the asset and its fair value. The Company adopted SFAS No. 144 in fiscal 2003. Adoption of this statement had no impact on the Company's financial position or results of operations.

         In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities, which addresses accounting for restructuring and similar costs. SFAS No. 146 supersedes previous accounting guidance, principally Emerging Issues Task Force Issue No. 94-3. The Company will adopt the provisions of SFAS No. 146 for restructuring activities initiated after June 1, 2003. SFAS No. 146 requires that the liability for costs associated with an exit or disposal activity be recognized when the liability is incurred. Management does not expect the adoption of this statement to have a significant effect on the Company's financial position or results of operations.

         In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. This interpretation requires enhanced disclosure about a guarantor's obligations under certain guarantees, even when the likelihood of making any payments under the guarantee is remote, and requires recognition, at the inception of the guarantee, of a liability for the fair value of the obligation undertaken in issuing the guarantee. As required, the Company adopted the disclosure provisions of the interpretation in fiscal year 2003. However, the fair value measurement and accounting recognition requirements of the interpretation are to be applied on a prospective basis to guarantees issued, or modified, after May 31, 2003. Adoption of this statement had no impact on the Company's financial position or results of operations.

         In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, which establishes standards for how an issuer classifies and measures certain instruments with characteristics of both liabilities and equity. SFAS No. 150 requires that an issuer classify a financial instrument that falls within its scope as a liability (or an asset in some circumstances). SFAS No. 150 is effective for financial instruments entered into or modified after May 31,

         2003. Management does not expect the adoption of this statement to have an impact on the Company's financial position or results of operations.

2.       INVENTORY

         Inventory consists of finished goods which include goods in transit of $297,968 at May 31, 2003.

3.       PROPERTY AND EQUIPMENT

         Property and equipment consists of the following at May 31, 2003:

Computer equipment and software                                       $  641,592
Leasehold improvements                                                   366,276
Office, store and other equipment                                        288,489
Vehicles                                                                  96,595
                                                                      ----------

                                                                       1,392,952
Less accumulated depreciation and amortization                           806,635
                                                                      ----------

                                                                      $  586,317
                                                                      ==========

4.       NOTES PAYABLE TO RELATED PARTIES

         The Company has notes payable to the majority stockholders' trust in the amount of $255,000, $245,000 and $100,000, originating in February, March and April 2001, respectively. The notes bear interest at an annual rate of 7.5%. Interest is paid monthly. The principal and any accrued, unpaid, interest are payable to the stockholder on demand. Each note is unsecured and subordinated to the bank debt. At May 31, 2003, a total of $600,000 was outstanding under these notes (see Note
         12).

         Interest paid related to the stockholder notes in fiscal 2003 approximated $104,000 (see Note 6).

5.       LINE OF CREDIT

         The Company has a revolving credit facility with a bank, which allows for borrowings of up to $8,000,000 through June 1, 2003 and $7,000,000 thereafter, and provides for letters of credit, acceptances and working capital advances. The facility expires on February 15, 2004.

         The maximum credit available under the facility is adjusted based on accounts receivable and inventory balances to determine the eligible borrowing base. The current facility bears an interest rate on advances at the bank's prime rate (3.5% at May 31, 2003), plus 0.75%. As of May 31, 2003, $656,262 was available under the revolving credit facility.

         The credit facility is collateralized by inventory, accounts receivable and equipment and requires the Company to comply with certain financial and non-financial covenants, which among other things, require the Company to maintain certain financial ratios as defined by the loan. As of May 31, 2003, the Company was not in compliance with certain financial covenants; accordingly, the related debt is callable by the bank and has been classified as current at May 31, 2003. The credit facility is also personally guaranteed up to $3,500,000 by the majority stockholder.

         At May 31, 2003, outstanding borrowings under the credit line were $3,337,869. Open letters of credit as of May 31, 2003 were $1,659,712.

6.       LONG-TERM DEBT

         Long-term debt consists of the following at May 31, 2003:

Note payable to bank, pursuant to the credit facility, collateralized by substantially all assets of the Company; guaranteed by the stockholder; fixed interest at 6.95%, principal of $7,500 plus interest payable monthly; remaining principal
  balance due January 2007                                                               $  326,837

Note payable to majority stockholders' revocable trust, unsecured and subordinated to the bank debt; interest at 7%; principal and interest payable
  $22,500 monthly; the note matures in April 2007                                           905,484

Note payable to financial institution; collateralized by vehicle; interest at 0%;
  principal payable $493 monthly; remaining principal balance due July 2007                  24,145

Note payable to financial institution; collateralized by vehicle; interest at 4.9%;
  principal and interest payable $574 monthly; remaining principal balance due
  May 2004                                                                                    6,706

Note payable to financial institution; collateralized by vehicle; interest at 6.9%;
  principal and interest payable $551 monthly; remaining principal balance due
  May 2004                                                                                    6,367
                                                                                         ----------

                                                                                          1,269,539

Less current maturities                                                                     559,195
                                                                                         ----------

Total                                                                                    $  710,344
                                                                                         ==========


         Aggregate maturities of long-term debt for the next five years are as follows:

Year ending May 31,
      2004                      $  559,195
      2005                         234,710
      2006                         251,251
      2007                         223,854
      2008                             529
                                ----------

                                $1,269,539
                                ==========

         Interest paid in fiscal 2003 to former stockholders on the note payable approximated $16,000.

7.       EMPLOYEE BENEFIT PLAN

         The Company has a voluntary defined contribution 401(k) plan covering substantially all employees with more than one year of service. Under the plan, employee and Company contributions and accumulated plan earnings qualify for favorable tax treatment under Section 401(k) of the Internal Revenue Code. The Company makes annual contributions to the plan, in such amounts as provided by the plan and determined by the Board of Directors. The Company contributed $24,207 to the plan in fiscal 2003.

8.       INCOME TAXES

         The provision for income taxes consists of the following for the year ended May 31, 2003:

Current tax expense:
  Federal                                       $ 369,452
  State and local, net of federal tax benefit     113,274
  Foreign                                          25,937
                                                ---------

                                                  508,663
Deferred tax benefit                             (102,281)
                                                ---------

                                                $ 406,382
                                                =========

         The major components of deferred income tax assets (liabilities) as of May 31, 2003 are as follows:

Current deferred tax assets:
   Effect of uniform capitalization on inventory              $  52,611
   Provision for doubtful accounts                               27,846
   State income taxes                                            28,133
   Accrued expenses                                              56,667
                                                              ---------

                                                                165,257
Long-term deferred tax liabilities - property and equipment      (2,476)
                                                              ---------

Net deferred tax assets                                       $ 162,781
                                                              =========

9.       RELATED PARTY TRANSACTIONS

         During fiscal 2003, the Company transferred to an affiliated entity, 5.11, Inc. ("5.11"), a commonly controlled affiliate formed for the purpose of acquiring the tactical clothing line of the Company, inventory from its tactical line at book value of $1,375,200 and certain fixed assets at book value of $34,952. Additionally, during fiscal 2003 the Company incurred expenses on behalf of 5.11 in the amount of $96,336 (see Note 12). As of May 31, 2003, the aggregate of such amounts ($1,506,488) comprises receivable from affiliate.

         In February 2003, the Company entered into an agreement for certain corporate advisory services to be performed related to planning for a potential sale of the Company. Such fees, aggregating $50,000 through May 31, 2003, were paid by the majority stockholder and such payment has been reflected in other expenses and as a capital contribution in the accompanying financial statements (see Note 12).

         The Company utilizes the product sourcing, inspection and food services of affiliates. Included in expenses and accounts payable for fiscal 2003 and as of May 31, 2003 is approximately $86,000 and $39,000, respectively, related to such transactions.

10.      COMMITMENTS

         The Company leases its facilities under various noncancellable operating leases expiring at various dates through May 2005. Rent expense for all leases in fiscal 2003 approximated $247,400.

         Future minimum payments under noncancellable operating leases consist of the following at May 31, 2003:

Year ending May 31,
       2004                      $184,602
       2005                       118,784
                                 --------

                                 $303,386
                                 ========

11.      STOCKHOLDERS' EQUITY

         PHANTOM STOCK PLAN - Effective September 21, 2001, the Company adopted the Royal Robbins Phantom Stock Plan ("Plan"). The Plan provides for incentives to key employees and independent contractors of the Company in the event of a change in control of the Company by authorizing the award of up to 100,000 shares of phantom stock. Pursuant to the terms of the Plan, phantom shares vest 100% on the date of the consummation of a change in control of the Company, and are paid in cash, Company stock or a combination thereof, based on their fair market value, as defined, at the date of the change in control. As of May 31, 2003, 84,000 phantom shares were outstanding under the Plan, of which 3,000 are held by directors of the Company and 3,000 are held by an independent contractor. Subsequent to May 31, 2003, an additional 16,000 phantom shares were granted, of which 6,000 were to the independent contractor (see Note 12).

12.      SUBSEQUENT EVENTS

         Subsequent to the end of the fiscal year, pursuant to an agreement between the Company and 5.11, the Company transferred to 5.11, the remaining assets and liabilities of the tactical clothing line at book value. The primary assets of the tactical clothing line, inventory and fixed assets, had been transferred prior to the end of the year. The Company transferred to 5.11 foreign accounts receivable ($79,527), trademarks, patents and other intangibles, pending sales orders, accounts payable, a facility lease, and other assets and liabilities as further defined in the agreement. The Company also granted to 5.11 a five year, royalty-free license to use certain licensed trademarks in connection with tactical line products and agreed not to engage in competition with 5.11 for a period of five years. Additionally, 5.11 granted the Company a perpetual royalty-free license to use certain licensed trademarks in connection with the Company's products. Sales and cost of sales of the tactical clothing line to outside parties in fiscal 2003 were approximately $4,753,000 and $2,134,000, respectively.

         On October 2, 2003, the Company's stockholders signed a Stock Purchase Agreement, ("SPA") effectively selling 100% of the Company's common stock to Phoenix Footwear Group ("Phoenix"), a publicly-traded company, for total consideration of $6,500,000, of which $6,000,000 is payable in cash, less amounts to be paid by Phoenix related to notes payable to the stockholder and stockholders' trust and the award letters (see below), and $500,000 is payable in Phoenix common stock. Under the SPA, additional consideration which is contingent upon the Company's gross profit performance in fiscal 2004 and 2005, would also be payable to the stockholders and former Plan participants. The transaction is expected to close by October 31, 2003.

         As further described in the SPA, upon the close of the transaction, the phantom stock plan will be terminated and award letters executed by each plan participant. The award letters provide that, upon closing, plan participants will be paid up to $450,000 in cash as compensation for phantom shares held under the terminated plan.

         Additionally, under the terms of the SPA, all the Company's transactions with affiliates must be settled prior to or as a part of the close of the transaction.

                                   * * * * * *